Exhibit 99-a

               Unaudited Pro Forma Condensed Financial Statements
                             SBC Communications Inc.

In April 2000, SBC Communications Inc. (SBC) and BellSouth Corporation (BellSouth) announced an agreement to combine their domestic wireless operations. Assuming that all of the assets are contributed as provided for in the agreement, ownership in the new company will be 60% for SBC and 40% for BellSouth with control shared equally. SBC expects to account for its interest under the equity method of accounting. SBC expects that the basis of its investment will be approximately the same as the book value of SBC's domestic wireless assets. The new wireless company will be managed independently with a four-seat board of directors (two seats from each company). The transaction requires the approval of the Federal Communications Commission as well as the review of the United States Department of Justice. Divestitures of some overlapping properties will be required. The pending acquisitions of properties to be included in the joint venture along with the pending dispositions of properties that overlap with BellSouth are not expected to have a material effect on SBC's domestic wireless operations. We expect to close the transaction by the end of 2000.

The unaudited pro forma condensed financial statements and notes thereto are presented for purposes of displaying the effect of the wireless joint venture on the financial statements of SBC assuming the joint venture had been consummated on the dates indicated and for the periods presented. The unaudited pro forma condensed balance sheets reflect the historical balance sheets of SBC and its domestic wireless operations at June 30, 2000, March 31, 2000 and
December 31, 1999. The unaudited pro forma condensed statements of income reflect the historical operating results of SBC and its domestic wireless operations for the six months ended June 30, 2000, the three months ended
March 31, 2000 and the years ended December 31, 1999 and 1998. The unaudited pro forma condensed statements of income assume that SBC's 60% equity in net income from the joint venture would be materially the same as its historical earnings from its domestic wireless operations.

The unaudited pro forma condensed financial statements do not reflect pro forma results of other SBC acquisitions and dispositions which occurred during the periods presented. The unaudited pro forma condensed financial statements are not necessarily indicative of the results of operations or financial position that actually would occur had the joint venture been consummated on the dates indicated or that may be obtained in the future. The information set forth in the unaudited pro forma condensed financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto and other information included in (a) SBC's 1999 Annual Report to Shareowners, which is incorporated by reference into SBC's Annual Report on Form 10-K for 1999, and (b) SBC's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.


                             SBC Communications Inc.
                Unaudited Pro Forma Condensed Statement of Income
                     For the Six Months Ended June 30, 2000

                                                  Historical   Pro Forma         SBC
                                                     SBC      Adjustments     Pro Forma
                                                 -------------------------   ------------
                                                   (in millions, except per share data)
Total operating revenues                           $  25,783      (3,929)     $   21,854
Total operating expenses                              19,709      (3,081)         16,628
-----------------------------------------------------------------------------------------
Operating Income                                       6,074        (848)          5,226
-----------------------------------------------------------------------------------------
Interest Expense                                        (772)          8            (764)
Equity in net income of affiliates                       389         761  2a       1,150
Other income (expense) - net                             183          79             262
-----------------------------------------------------------------------------------------
Income Before Income Taxes                             5,874           -           5,874
-----------------------------------------------------------------------------------------
Income taxes                                           2,201           -           2,201
-----------------------------------------------------------------------------------------
Net Income                                         $   3,673           -      $    3,673
=========================================================================================
Earnings Per Common Share-Basic:
Net Income                                         $    1.08                  $     1.08
-----------------------------------------------------------------------------------------
Weighted Average Number of
 Common Shares Outstanding                             3,396                       3,396
-----------------------------------------------------------------------------------------
Earnings Per Common Share-Assuming Dilution:
Net Income                                         $    1.07                  $     1.07
-----------------------------------------------------------------------------------------
Weighted Average Number of
 Common Shares Outstanding                             3,435                       3,435
-----------------------------------------------------------------------------------------

  The accompanying notes are an integral part of these unaudited pro forma condensed financial statements.


                             SBC Communications Inc.
                Unaudited Pro Forma Condensed Statement of Income
                      For the Year Ended December 31, 1999

                                                  Historical   Pro Forma         SBC
                                                     SBC      Adjustments     Pro Forma
                                                 -------------------------   ------------
                                                   (in millions, except per share data)
Total operating revenues                           $  49,489      (7,450)     $  42,039
Total operating expenses                              37,891      (6,041)        31,850
-----------------------------------------------------------------------------------------
Operating Income                                      11,598      (1,409)        10,189
-----------------------------------------------------------------------------------------
Interest Expense                                      (1,430)         18         (1,412)
Equity in net income of affiliates                       912       1,194  2a      2,106
Other income (expense) - net                            (227)        197            (30)
-----------------------------------------------------------------------------------------
Income Before Income Taxes, Extraordinary Gain
 and Cumulative Effect of Accounting Change           10,853           -         10,853
-----------------------------------------------------------------------------------------
Income taxes                                           4,280           -          4,280
-----------------------------------------------------------------------------------------
Income Before Extraordinary Gain and Cumulative
 Effect of Accounting Change                           6,573           -          6,573
-----------------------------------------------------------------------------------------
Extraordinary gain, net of tax                         1,379           -  2b      1,379
Cumulative effect of accounting change, net of tax       207           -            207
-----------------------------------------------------------------------------------------
Net Income                                         $   8,159           -      $   8,159
=========================================================================================
Earnings Per Common Share-Basic:
Income Before Extraordinary Gain and Cumulative
 Effect of Accounting Change                       $    1.93                  $    1.93
Net Income                                         $    2.39                  $    2.39
-----------------------------------------------------------------------------------------
Weighted Average Number of
 Common Shares Outstanding                             3,409                      3,409
-----------------------------------------------------------------------------------------
Earnings Per Common Share-Assuming Dilution:
Income Before Extraordinary Gain and Cumulative
 Effect of Accounting Change                       $    1.90                  $    1.90
Net Income                                         $    2.36                  $    2.36
-----------------------------------------------------------------------------------------
Weighted Average Number of
 Common Shares Outstanding                             3,458                      3,458
-----------------------------------------------------------------------------------------

  The accompanying notes are an integral part of these unaudited pro forma condensed financial statements.


                             SBC Communications Inc.
                   Unaudited Pro Forma Condensed Statement of Income
                      For the Year Ended December 31, 1998

                                                  Historical   Pro Forma         SBC
                                                     SBC      Adjustments     Pro Forma
                                                --------------------------   ------------
                                                  (in millions, except per share data)
Total operating revenues                           $  46,207      (6,519)     $   39,688
Total operating expenses                              34,984      (5,335)         29,649
-----------------------------------------------------------------------------------------
Operating Income                                      11,223      (1,184)         10,039
-----------------------------------------------------------------------------------------
Interest Expense                                      (1,605)          5          (1,600)
Equity in net income of affiliates                       613         944  2a       1,557
Other income (expense) - net                           1,884         235           2,119
-----------------------------------------------------------------------------------------
Income Before Income Taxes, Extraordinary Loss
  and Cumulative Effect of Accounting Change          12,115           -          12,115
-----------------------------------------------------------------------------------------
Income taxes                                           4,380           -           4,380
-----------------------------------------------------------------------------------------
Income Before Extraordinary Loss and Cumulative
 Effect of Accounting Change                           7,735           -           7,735
-----------------------------------------------------------------------------------------
Extraordinary loss, net of tax                           (60)          -             (60)
Cumulative effect of accounting change, net of tax        15           -              15
-----------------------------------------------------------------------------------------
Net Income                                         $   7,690           -      $    7,690
=========================================================================================
Earnings Per Common Share-Basic:
Income Before Extraordinary Loss and Cumulative
 Effect of Accounting Change                       $    2.27                  $     2.27
Net Income                                         $    2.26                  $     2.26
-----------------------------------------------------------------------------------------
Weighted Average Number of
 Common Shares Outstanding                             3,406                       3,406
-----------------------------------------------------------------------------------------
Earnings Per Common Share-Assuming Dilution:
Income Before Extraordinary Loss and Cumulative
 Effect of Accounting Change                       $    2.24                  $     2.24
Net Income                                         $    2.23                  $     2.23
-----------------------------------------------------------------------------------------
Weighted Average Number of
 Common Shares Outstanding                             3,450                       3,450
-----------------------------------------------------------------------------------------

  The accompanying notes are an integral part of these unaudited pro forma condensed financial statements.

                             SBC Communications Inc.
                   Unaudited Pro Forma Condensed Balance Sheet
                               As of June 30, 2000

                                                   Historical   Pro Forma         SBC
                                                      SBC      Adjustments     Pro Forma
                                                 --------------------------   ------------
                                                 (in millions)

Assets
Current Assets
Cash and cash equivalents                         $     813   $     (102)     $     711
Accounts receivable - net                             9,538         (897)         8,641
Other current assets                                  2,122        3,932   2d     6,054
------------------------------------------------------------------------------------------
Total current assets                                 12,473        2,933         15,406
------------------------------------------------------------------------------------------
Property, Plant and Equipment - Net                  48,045       (4,296)        43,749
------------------------------------------------------------------------------------------
Intangible Assets - Net                              11,067       (6,420)         4,647
------------------------------------------------------------------------------------------
Investments in Equity Affiliates                     10,918        3,174   2c    14,092
------------------------------------------------------------------------------------------
Other Assets                                          8,688         (194)         8,494
------------------------------------------------------------------------------------------
Total Assets                                      $  91,191   $   (4,803)     $  86,388
==========================================================================================
Liabilities and Shareowners' Equity
Current Liabilities
Debt maturing within one year                     $   9,812   $      (39)     $   9,773
Other current liabilities                            15,747       (1,566)        14,181
------------------------------------------------------------------------------------------
Total current liabilities                            25,559       (1,605)        23,954
------------------------------------------------------------------------------------------
Long-Term Debt                                       15,927         (240)        15,687
------------------------------------------------------------------------------------------
Postemployment benefit obligation                     9,781         (115)         9,666
------------------------------------------------------------------------------------------
Other noncurrent liabilities                         10,549       (2,843)         7,706
------------------------------------------------------------------------------------------
Corporation-obligated mandatorily redeemable
 preferred securities of subsidiary trusts*           1,000            -          1,000
------------------------------------------------------------------------------------------
Shareowners' Equity
Common shares                                         3,433            -          3,433
Capital in excess of par value                       12,471            -         12,471
Retained earnings                                    15,764            -         15,764
Guaranteed obligations of employee stock
 ownership plans                                        (46)           -            (46)
Deferred compensation - LESOP                           (66)           -            (66)
Treasury shares (at cost)                            (1,887)           -         (1,887)
Accumulated other comprehensive income               (1,294)           -         (1,294)
------------------------------------------------------------------------------------------
Total shareowners' equity                            28,375            -         28,375
------------------------------------------------------------------------------------------
Total Liabilities and Shareowners' Equity         $  91,191   $   (4,803)     $  86,388
==========================================================================================

* The trusts contain assets of $1,030 in principal amount of the Subordinated Debentures of Pacific Telesis Group.
  The accompanying notes are an integral part of these unaudited pro forma condensed financial statements.


                             SBC Communications Inc.
                   Unaudited Pro Forma Condensed Balance Sheet
                             As of December 31, 1999

                                                   Historical   Pro Forma         SBC
                                                      SBC      Adjustments     Pro Forma
                                                  -------------------------   ------------
                                                  (in millions)
Assets
Current Assets
Cash and cash equivalents                         $     495   $      (59)     $      436
Accounts receivable - net                             9,378         (897)          8,481
Other current assets                                  2,057          899   2d      2,956
------------------------------------------------------------------------------------------
Total current assets                                 11,930          (57)         11,873
------------------------------------------------------------------------------------------
Property, Plant and Equipment - Net                  46,571       (4,231)         42,340
------------------------------------------------------------------------------------------
Intangible Assets - Net                               6,796       (5,684)          1,112
------------------------------------------------------------------------------------------
Investments in Equity Affiliates                     10,648        4,808   2c     15,456
------------------------------------------------------------------------------------------
Other Assets                                          7,270         (298)          6,972
------------------------------------------------------------------------------------------
Total Assets                                      $  83,215   $   (5,462)     $   77,753
==========================================================================================
Liabilities and Shareowners' Equity
Current Liabilities
Debt maturing within one year                     $   3,374   $      (37)     $    3,337
Other current liabilities                            15,939       (2,709)         13,230
------------------------------------------------------------------------------------------
Total current liabilities                            19,313       (2,746)         16,567
------------------------------------------------------------------------------------------
Long-Term Debt                                       17,475         (262)         17,213
------------------------------------------------------------------------------------------
Postemployment benefit obligation                     9,612         (103)          9,509
------------------------------------------------------------------------------------------
Other noncurrent liabilities                          9,089       (2,351)          6,738
------------------------------------------------------------------------------------------
Corporation-obligated mandatorily redeemable
 preferred securities of subsidiary trusts*           1,000            -           1,000
------------------------------------------------------------------------------------------
Shareowners' Equity
Common shares                                         3,433            -           3,433
Capital in excess of par value                       12,453            -          12,453
Retained earnings                                    13,798            -          13,798
Guaranteed obligations of employee stock
 ownership plans                                       (106)           -            (106)
Deferred compensation - LESOP                           (73)           -             (73)
Treasury shares (at cost)                            (1,717)           -          (1,717)
Accumulated other comprehensive income               (1,062)           -          (1,062)
------------------------------------------------------------------------------------------
Total shareowners' equity                            26,726            -          26,726
------------------------------------------------------------------------------------------
Total Liabilities and Shareowners' Equity         $  83,215   $   (5,462)     $   77,753
==========================================================================================

* The trusts contain assets of $1,030 in principal amount of the Subordinated Debentures of Pacific Telesis Group.
  The accompanying notes are an integral part of these unaudited pro forma condensed financial statements.

Notes To Unaudited Pro Forma Condensed Financial Statements

Note 1 - Basis of Presentation

The accompanying unaudited pro forma condensed financial statements include the historical financial statements of SBC Communications Inc. (SBC) and its domestic wireless operations and are intended to reflect the impact of the wireless joint venture with BellSouth Corporation (BellSouth) on SBC's historical financial statements. In April 2000, SBC and BellSouth announced an agreement to combine their domestic wireless operations. Assuming that all of the assets are contributed as provided for in the agreement, ownership in the new company will be 60% for SBC and 40% for BellSouth with control shared equally. SBC expects to account for its interest under the equity method of accounting. SBC expects that the basis of its investment will be approximately the same as the book value of SBC's domestic wireless assets. The new wireless company will be managed independently with a four-seat board of directors (two seats from each company). The transaction requires the approval of the Federal Communications Commission as well as the review of the United States Department of Justice. Divestitures of some overlapping properties will be required. The pending acquisitions of properties to be included in the joint venture along with the pending dispositions of properties that overlap with BellSouth are not expected to have a material effect on SBC's domestic wireless operations. We expect to close the transaction by the end of 2000.

The accompanying unaudited pro forma condensed financial statements reflect the joint venture as if it had been in effect on January 1, 2000, 1999 and 1998. The unaudited pro forma condensed statements of income assume that SBC's 60% equity in net income from the joint venture would be materially the same as its historical earnings from its domestic wireless operations. The unaudited pro forma condensed financial statements do not reflect pro forma results of other SBC acquisitions and dispositions which occurred during the periods presented. The unaudited pro forma condensed financial statements are not necessarily indicative of the results of operations or financial position that actually would occur had the joint venture been consummated on the dates indicated or that may be obtained in the future. The results for the interim periods are not necessarily indicative of results for the full year. The information set forth in the unaudited pro forma condensed financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto and other information included in (a) SBC's 1999 Annual Report to Shareowners, which is incorporated by reference into SBC's Annual Report on Form 10-K for 1999, and (b) SBC's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.

Note 2 - Pro Forma Adjustments

a. Equity in net income of affiliates - Equity in net income earned from the joint venture is assumed to be the same as SBC's historical domestic wireless earnings.

b. Extraordinary gain - The 1999 extraordinary gain on the required disposition of 20 Midwestern cellular properties was reported as an extraordinary item because it was a condition of the Ameritech merger and was material to SBC.

c. Investments in Equity Affiliates - SBC's investment in the joint venture is assumed to be the same as SBC's historical domestic wireless assets.

d. Other current assets - The intercompany borrowings that SBC's domestic wireless operations owes to the SBC parent company will become a receivable from the joint venture.